                                                                    EXHIBIT 99.5

CASE NAME:      KEVCO COMPONENTS, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40790-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001
                                       -----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                      TREASURER
---------------------------------------           -----------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                      DECEMBER 18, 2001
---------------------------------------           -----------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------           -----------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                      DECEMBER 18, 2001
---------------------------------------           -----------------------------
Printed Name of Preparer                                      Date

CASE NAME:       KEVCO COMPONENTS, INC.                        ACCRUAL BASIS - 1

CASE NUMBER:     401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                                   SCHEDULED           MONTH               MONTH
ASSETS                                                              AMOUNT             OCT-01             NOV-01          MONTH
------                                                            -----------       ------------       -------------      -----

1.  Unrestricted Cash                                                     134                  0                  0
2.  Restricted Cash
3.  Total Cash                                                            134                  0                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                     0                  0                  0
9.  Total Current Assets                                                  134                  0                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                         0                  0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                        0                  0                  0
15. Other (Attach List)                                            27,217,768         27,217,768         27,217,768
16. Total Assets                                                   27,217,902         27,217,768         27,217,768

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                        0                  0
23. Total Post Petition Liabilities                                                            0                  0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                        75,885,064         14,891,816         13,358,109
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                           157,389,954        157,391,764        157,391,764
28. Total Pre Petition Liabilities                                233,275,018        172,283,580        170,749,873
29. Total Liabilities                                             233,275,018        172,283,580        170,749,873

EQUITY

30. Pre Petition Owners' Equity                                                     (206,057,116)      (206,057,116)
31. Post Petition Cumulative Profit Or (Loss)                                             21,221             21,221
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                          60,970,083         62,503,790
33. Total Equity                                                                    (145,065,812)      (143,532,105)
34. Total Liabilities and Equity                                                      27,217,768         27,217,768

This form  x  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:       KEVCO COMPONENTS, INC.                         SUPPLEMENT TO

CASE NUMBER:     401-40790-BJH-11                             ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                       SCHEDULED             MONTH              MONTH
ASSETS                                                   AMOUNT             OCT-01             NOV-01            MONTH
------                                                 ---------            ------             ------            -----

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                   0                 0                  0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                        0                 0                  0                0

A.  Investment In Subsidiaries                        27,217,768        27,217,768         27,217,768
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                         27,217,768        27,217,768         27,217,768                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                         0                  0                0

PRE PETITION LIABILITIES

A.  Intercompany Payables (FOOTNOTE)                  28,889,954        28,891,764         28,891,764
B.  10 3/8 % Senior Sub. Notes                       105,000,000       105,000,000        105,000,000
C.  Sr. Sub. Exchangeable Notes                       23,500,000        23,500,000         23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                               157,389,954       157,391,764        157,391,764

CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:      401-40790-BJH-11


INCOME STATEMENT
                                                      MONTH          MONTH                     QUARTER
REVENUES                                             OCT-01         NOV-01         MONTH        TOTAL
--------                                             ------         ------         -----       -------

1.  Gross Revenues                                                                                 0
2.  Less: Returns & Discounts                                                                      0
3.  Net Revenue                                         0              0                           0

COST OF GOODS SOLD

4.  Material                                                                                       0
5.  Direct Labor                                                                                   0
6.  Direct Overhead                                                                                0
7.  Total Cost Of Goods Sold                            0              0                           0
8.  Gross Profit                                        0              0                           0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                 0
10. Selling & Marketing                                                                            0
11. General & Administrative                                                                       0
12. Rent & Lease                                                                                   0
13. Other (Attach List)                                 0              0                           0
14. Total Operating Expenses                            0              0                           0
15. Income Before Non-Operating
    Income & Expense                                    0              0                           0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                0
17. Non-Operating Expense (Att List)                                                               0
18. Interest Expense                                                                               0
19. Depreciation / Depletion                                                                       0
20. Amortization                                                                                   0
21. Other (Attach List)                                                                            0
22. Net Other Income & Expenses                         0              0                           0

REORGANIZATION EXPENSES

23. Professional Fees                                                                              0
24. U.S. Trustee Fees                                                                              0
25. Other (Attach List)                                                                            0
26. Total Reorganization Expenses                       0              0                           0
27. Income Tax                                                                                     0
28. Net Profit (Loss)                                   0              0                           0

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


CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 3

CASE NUMBER:      401-40790-BJH-11

CASH RECEIPTS AND                             MONTH           MONTH                    QUARTER
DISBURSEMENTS                                OCT-01          NOV-01        MONTH        TOTAL
-------------                                ------          ------        -----        -----

1.  Cash - Beginning Of Month                  0               0                          0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                 0               0                          0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                          0
4.  Post Petition                                                                         0
5.  Total Operating Receipts                   0               0                          0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                        0
7.  Sale of Assets                                                                        0
8.  Other (Attach List)                                                                   0
9.  Total Non-Operating Receipts               0               0                          0
10. Total Receipts                             0               0                          0
11. Total Cash Available                       0               0                          0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                           0
13. Payroll Taxes Paid                                                                    0
14. Sales, Use & Other Taxes Paid                                                         0
15. Secured / Rental / Leases                                                             0
16. Utilities                                                                             0
17. Insurance                                                                             0
18. Inventory Purchases                                                                   0
19. Vehicle Expenses                                                                      0
20. Travel                                                                                0
21. Entertainment                                                                         0
22. Repairs & Maintenance                                                                 0
23. Supplies                                                                              0
24. Advertising                                                                           0
25. Other (Attach List)                                                                   0
26. Total Operating Disbursements              0               0                          0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                     0
28. U.S. Trustee Fees                                                                     0
29. Other (Attach List)                                                                   0
30. Total Reorganization Expenses              0               0                          0
31. Total Disbursements                        0               0                          0
32. Net Cash Flow                              0               0                          0
33. Cash - End of Month                        0               0                          0

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


CASE NAME:         KEVCO COMPONENTS, INC.                      ACCRUAL BASIS - 4

CASE NUMBER:       401-40790-BJH-11

                                                 SCHEDULED            MONTH              MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT            OCT-01             NOV-01          MONTH
-------------------------                        ---------           ------             ------          -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                         0                  0                 0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                         0                  0                 0

AGING OF POST PETITION                                   MONTH:    NOVEMBER-01
TAXES AND PAYABLES                                             ---------------

                                0 - 30            31 - 60            61 - 90            91 +
TAXES PAYABLE                    DAYS               DAYS              DAYS              DAYS            TOTAL
-------------                   ------            -------            -------            ----            -----

1.  Federal                                                                                                0
2.  State                                                                                                  0
3.  Local                                                                                                  0
4.  Other (Attach List)                                                                                    0
5.  Total Taxes Payable            0                  0                  0                0                0
6.  Accounts Payable               0                  0                  0                0                0


                                                          MONTH:   NOVEMBER-01
                                                                ---------------
STATUS OF POST PETITION TAXES

                                                BEGINNING TAX          AMOUNT WITHHELD                               ENDING TAX
FEDERAL                                           LIABILITY*           AND/OR ACCRUED          (AMOUNT PAID)         LIABILITY
-------                                         -------------          ---------------         -------------         ----------

1.  Withholding **                                                                                                        0
2.  FICA - Employee **                                                                                                    0
3.  FICA - Employer **                                                                                                    0
4.  Unemployment                                                                                                          0
5.  Income                                                                                                                0
6.  Other (Attach List)                                                                                                   0
7.  Total Federal Taxes                                0                      0                       0                   0

STATE AND LOCAL

8.  Withholding                                                                                                           0
9.  Sales                                                                                                                 0
10. Excise                                                                                                                0
11. Unemployment                                                                                                          0
12. Real Property                                                                                                         0
13. Personal Property                                                                                                     0
14. Other (Attach List)                                                                                                   0
15. Total State And Local                              0                      0                       0                   0
16. Total Taxes                                        0                      0                       0                   0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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


CASE NAME:          KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 5

CASE NUMBER:        401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:   NOVEMBER-01
                                                               ----------------

BANK RECONCILIATIONS                                 Account # 1     Account # 2
--------------------                                 -----------     -----------
A.   BANK:                                                                            Other Accounts          TOTAL
B.   ACCOUNT NUMBER:                                                                  (Attach Sheet)
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                                                              0                 0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                            DATE              TYPE OF
BANK, ACCOUNT NAME & NUMBER              OF PURCHASE        INSTRUMENT          PURCHASE PRICE       CURRENT VALUE
---------------------------              -----------        ----------          --------------       -------------

7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                  0                    0

CASH

12.  Currency On Hand                                                                                        0
13.  Total Cash - End of Month                                                                               0

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


CASE NAME:      KEVCO COMPONENTS, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40790-BJH-11
                                                           MONTH:   NOVEMBER-01
                                                                 --------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF                AMOUNT             TOTAL PAID
               NAME                          PAYMENT                 PAID               TO DATE
               ----                          -------                ------             ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                        0                     0

                                  PROFESSIONALS

                                                DATE OF
                                              COURT ORDER                                                            TOTAL
                                              AUTHORIZING          AMOUNT          AMOUNT        TOTAL PAID        INCURRED
                   NAME                         PAYMENT           APPROVED          PAID           TO DATE         & UNPAID*
                   ----                       -----------         --------         ------        ----------        ---------

1.
2.
3.
4.
5.        (Attach List)
6.        Total Payments To Professionals                             0               0               0                  0

        * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                           SCHEDULED              AMOUNTS                TOTAL
                                            MONTHLY                PAID                 UNPAID
                                           PAYMENTS               DURING                 POST
      NAME OF CREDITOR                       DUE                  MONTH                PETITION
      ----------------                     ---------              -------             ----------

1.        Bank of America                     0                      0                13,358,109
2.
3.
4.
5.        (Attach List)
6.        TOTAL                               0                      0                13,358,109

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



CASE NAME:            KEVCO COMPONENTS, INC.                   ACCRUAL BASIS - 7

CASE NUMBER:          401-40790-BJH-11
                                                              MONTH: NOVEMBER-01
                                                                    ------------
QUESTIONNAIRE

                                                                                        YES         NO
                                                                                        ---         --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                 X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                             X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                                X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                         X

5.   Have any Post Petition Loans been received by the debtor from any party?                        X

6.   Are any Post Petition Payroll Taxes past due?                                                   X

7.   Are any Post Petition State or Federal Income Taxes past due?                                   X

8.   Are any Post Petition Real Estate Taxes past due?                                               X

9.   Are any other Post Petition Taxes past due?                                                     X

10.  Are any amounts owed to Post Petition creditors delinquent?                                     X

11.  Have any Pre Petition Taxes been paid during the reporting period?                              X

12.  Are any wage payments past due?                                                                 X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                       YES           NO
                                                                                       ---           --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                               X

2.   Are all premium payments paid current?                                             X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                   CARRIER                     PERIOD COVERED               PAYMENT AMOUNT & FREQUENCY
 --------------                   -------                     --------------               --------------------------

General Liability              Liberty Mutual                  9/1/00-3/1/02                 Semi-Annual    $64,657

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


CASE NAME:          KEVCO COMPONENTS, INC.                  FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40790-BJH-11                           ACCRUAL BASIS

                                                          MONTH:    NOVEMBER-01
                                                                ---------------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER       FOOTNOTE / EXPLANATION
-------     -----------       ----------------------

  1             24            The direct charges to equity are due to the
  1             32            secured debt reductions pursuant to sales of Kevco
                              Manufacturing L.P.'s operating divisions, the sale
                              of the South Region of Kevco Distribution LP, as
                              well as direct cash payments. The secured debt
                              owed to Bank of America by Kevco, Inc. (Case No.
                              401-40783-BJH-11) has been guaranteed by all of
                              its co-debtors (See Footnote 1,27A); therefore,
                              the secured debt is reflected as a liability on
                              all of the Kevco entities. The charge to equity is
                              simply an adjustment to the balance sheet.

  1             27A           Intercompany payables are to co-debtors Kevco
                              Management Co. (Case No. 401-40788-BJH-11), Kevco
                              Distribution, LP (Case No. 401-40789-BJH-11),
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                              401-40785-BJH-11), Kevco, Inc. (Case No.
                              401-40783-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), and DCM Delaware, Inc. (Case
                              No. 401-40787-BJH-11).